Merrill Lynch Investment Managers


Semi-Annual Report

April 30, 2001


MuniYield
New Jersey
Insured Fund, Inc.



www.mlim.ml.com




MuniYield New Jersey Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and New Jersey income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past perfor-mance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD NEW JERSEY INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniYield New Jersey Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.




MuniYield New Jersey Insured Fund, Inc., April 30, 2001



TO OUR SHAREHOLDERS

For the six months ended April 30, 2001, the Common Stock of MuniYield New Jersey Insured Fund, Inc. earned $0.405 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.63%, based on a month-end net asset value of $14.51 per share. For the six-month period ended April 30, 2001, the total investment return on the Fund's Common Stock was +6.88%, based on a change in per share net asset value from $13.96 to $14.51, and assuming reinvestment of $0.403 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.54%.

The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2% - 3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Through-out much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%--5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy
As a result of the favorable conditions in the tax-exempt market during the six-month period ended April 30, 2001, we maintained a fully invested position. This strategy initially reflected the expectation that long-term interest rates would respond favorably to an anticipated shift in monetary policy brought on by mounting evidence of a weakening economy. The municipal market did rally strongly at year end, largely discounting the aggressive manner in which the Federal Reserve Board has since attempted to spur economic growth. Subsequently, we sought to preserve our gains and reduced the Fund's overall sensitivity to interest rate volatility, while still keeping cash reserves at a minimum. The prospect of continued accommodation in monetary policy was perceived as especially constructive for closed-end leveraged funds, since borrowing costs were expected to decline in sympathy with the anticipated decline in short-term interest rates.

As a consequence, our strategy for the remainder of the past six months was to enhance the portfolio's distribution yield within the context of a reduced level of interest rate risk. We achieved this by shortening the portfolio's weighted average maturity and concentrating on the acquisition of investments in the 15-year--20-year maturity range, where roughly 95% of the yield available for longer-dated securities was captured. Furthermore, the higher degree of liquidity associated with this maturity range provided us with additional flexibility should circumstances warrant a change in the investment outlook.

Municipal issuance in New Jersey continued to lag national totals by a significant margin. During the six months ended April 30, 2001, the principal amount of long-term new-issue supply within the state declined 43%, compared to levels from a year ago and in contrast to the overall increase of almost 27%. While last year's measure was distorted by the New Jersey Turnpike Authority's large bond issue in March 2000, the relative shortage this year has caused investors to bid up the value of most New Jersey bonds. Strong individual investor demand has exacerbated the current imbalance so that both the secondary and primary markets have remained aggressively bid. While these circumstances are generally favorable for the value of investors' holdings, they also complicate efforts to implement changes in portfolio structure and strategy. With such limited availability of fairly priced, well-structured securities in the marketplace, the risk associated with outright sales of existing holdings becomes more significant. As a consequence, the Fund's cash reserves will likely remain at current low levels until supply constraints begin to loosen.

Despite evidence of broadening weakness in the nation's economy, New Jersey finances remained healthy, partly because of high levels of employment and personal income as well as a large and diverse economic base. While the state expects to end its fiscal year with a budgetary surplus in excess of $1 billion, recent estimates released by the New Jersey Office of Legislative Services suggest there may be modest downward revisions in the administration's current revenue projections. In March, the New Jersey Economic Development Authority issued $500 million in school facility construction bonds, marking the first issuance in the state's $8 billion bond program for K-12 school construction.

The Fund's cost of borrowing has declined modestly throughout the past six months, reflecting the Federal Reserve Board's policy actions since January, which were designed to stimulate economic growth. It appears likely the Federal Reserve Board will continue to lower interest rates until more clear-cut signs of an economic turnaround emerge. If these expectations prove accurate, market rates for the Fund's outstanding Preferred Stock should move somewhat lower in the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and
Portfolio Manager



May 23, 2001



MuniYield New Jersey Insured Fund, Inc., April 30, 2001



PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Directors:            Terry K. Glenn                          8,068,845                      308,330
                                             Stephen B. Swensrud                     8,065,357                      311,818
                                             J. Thomas Touchton                      8,072,695                      304,480
                                             Fred G. Weiss                           8,071,893                      305,282


During the six-month period ended April 30, 2001, MuniYield New
Jersey Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   M. Colyer Crum, Laurie Simon Hodrick, Stephen B. Swensrud,
   J. Thomas Touchton and Fred G. Weiss                                                1,946                          134



MuniYield New Jersey Insured Fund, Inc., April 30, 2001



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MJI


Jack B. Sunderland and Arthur Zeikel, Directors of MuniYield New
Jersey Insured Fund, Inc. have recently retired. The Fund's Board of Directors wishes Messrs. Sunderland and Zeikel well in their retirements.



Portfolio
Abbreviations

To simplify the listings of MuniYield New Jersey Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
M/F      Multi-Family
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                    S&P       Moody's   Face
STATE               Ratings   Ratings  Amount Issue                                                                  Value
New Jersey--90.1%    AAA      Aaa    $ 2,875  Cape May County, New Jersey, Industrial Pollution Control
                                              Financing Authority Revenue Bonds (Atlantic City Electric
                                              Company Project), AMT, Series A, 7.20% due 11/01/2029 (d)            $  3,186

                     AAA      Aaa      3,010  Carteret, New Jersey, Board of Education, COP, 6.75% due
                                              10/15/2004 (d)(e)                                                       3,365

                     NR*      Aaa      2,500  Delaware River Port Authority of Pennsylvania and New Jersey
                                              Revenue Bonds, RIB, Series 396, 7.61% due 1/01/2019 (c)(f)              2,892

                                              East Orange, New Jersey, Board of Education, COP (c):
                     AAA      Aaa      1,845    5.36%** due 8/01/2027                                                   448
                     AAA      Aaa      2,850    5.38%** due 2/01/2028                                                   673

                     AAA      Aaa      1,120  Essex County, New Jersey, Improvement Authority, Parking
                                              Facility Revenue Bonds, 6.20% due 7/01/2002 (d)(e)                      1,168

                     BBB      NR*      2,000  Gloucester County, New Jersey, Improvement Authority, Solid
                                              Waste Resource Recovery Revenue Refunding Bonds (Waste
                                              Management Inc. Project), Series A, 6.85% due 12/01/2029                2,168

                     AAA      Aaa      3,630  Hoboken, Union City, Weehawken, New Jersey, Sewer Authority,
                                              Sewer Revenue Refunding Bonds, 6.20% due 8/01/2019 (d)                  3,755

                     AAA      Aaa      7,600  Hudson County, New Jersey, COP, Refunding (Correctional
                                              Facilities), 6.60% due 12/01/2021 (d)                                   7,923

                                              Hudson County, New Jersey, Improvement Authority, Facility
                                              Lease Revenue Refunding Bonds (Hudson County Lease Project)(b):
                     AAA      NR*      3,360    5.25% due 10/01/2013                                                  3,481
                     AAA      NR*      8,250    5.375% due 10/01/2024                                                 8,332

                     AAA      Aaa      3,750  Jersey City, New Jersey, Sewer Authority, Sewer Revenue
                                              Refunding Bonds, 6.25% due 1/01/2014 (a)                                4,257

                                              Monmouth County, New Jersey, Improvement Authority Revenue
                                              Bonds (Governmental Loan)(a):
                     AAA      Aaa        735    5.20% due 12/01/2014                                                    755
                     AAA      Aaa      2,305    5.25% due 12/01/2015                                                  2,361

                     BBB-     NR*      1,000  New Jersey EDA, First Mortgage Revenue Bonds (Fellowship
                                              Village), Series C, 5.50% due 1/01/2028                                   793

                                              New Jersey EDA, First Mortgage Revenue Refunding Bonds
                                              (Fellowship Village), Series A:
                     BBB-     NR*      1,700    5.50% due 1/01/2018                                                   1,433
                     BBB-     NR*      2,000    5.50% due 1/01/2025                                                   1,605

                     A1+      VMIG1++    800  New Jersey EDA, Natural Gas Facilities Revenue Bonds
                                              (NUI Corporation Project), VRDN, AMT, Series A, 4.35%
                                              due 6/01/2026 (a)(g)                                                      800

                     NR*      Aaa      3,000  New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                              Bonds (NUI Corporation), RIB, Series 371, 8.28% due
                                              10/01/2022 (a)(f)                                                       3,404

                                              New Jersey EDA, Revenue Bonds:
                     AAA      Aaa      2,305    (Educational Testing Service), Series B, 6.125% due
                                                5/15/2005 (d)(e)                                                      2,544
                     NR*      Aaa      6,000    (Saint Barnabas Medical Center), Series A, 6.23%**
                                                due 7/01/2019 (d)                                                     2,287
                     AAA      Aaa      3,000    (School Facilities--Construction), GO, Series A,
                                                5.25% due 6/15/2019 (a)                                               3,026
                     AAA      Aaa      9,080    (Transportation Project Sublease), Series A, 5.875% due
                                                5/01/2014 (c)                                                         9,760


MuniYield New Jersey Insured Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                    S&P       Moody's   Face
STATE               Ratings   Ratings  Amount Issue                                                                  Value
New Jersey           AAA      Aaa    $ 2,835  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care
(concluded)                                   Corporation), 6.50% due 7/01/2024 (c)                                $  3,081

                     AAA      Aaa      1,150  New Jersey EDA, State Contract Revenue Bonds (Economic
                                              Recovery), Series A, 6% due 3/15/2021 (c)                               1,187

                     NR*      Aaa      2,535  New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT,
                                              Series 417, 9.23% due 11/01/2034 (b)(f)                                 2,984

                     A1+      VMIG1++  2,800  New Jersey EDA, Water Facilities Revenue Refunding Bonds
                                              (United Water of New Jersey Inc. Project), VRDN, Series A,
                                              4.30% due 11/01/2026 (a)(g)                                             2,800

                     A+       A1       2,000  New Jersey Health Care Facilities Financing Authority
                                              Revenue Bonds (Robert Wood Johnson University Hospital),
                                              5.75% due 7/01/2025                                                     2,028

                                              New Jersey Health Care Facilities Financing Authority,
                                              Revenue Refunding Bonds:
                     BBB+     NR*      1,800    (Holy Name Hospital), 6% due 7/01/2025                                1,603
                     AAA      Aaa      2,500    (Meridian Health System Obligation Group), 5.25% due
                                                7/01/2019 (c)                                                         2,512
                     AAA      Aaa      1,500    (Meridian Health System Obligation Group), 5.375% due
                                                7/01/2024 (c)                                                         1,511
                     AAA      Aaa      2,410    (Saint Barnabas Hospital), Series B, 5.09%** due 7/01/2019 (d)          917
                     BBB-     Baa3     4,000    (Saint Elizabeth Hospital Obligation Group), 6% due
                                                7/01/2027 (d)                                                         3,316

                     AAA      Aaa      2,000  New Jersey Sports and Exposition Authority Convention Center,
                                              Luxury Tax Revenue Bonds, Series A, 6.60% due 7/01/2002 (d)(e)          2,114

                     A1+      VMIG1++    100  New Jersey Sports and Exposition Authority, State Contract
                                              Revenue Bonds, VRDN, Series C, 4% due 9/01/2024 (d)(g)                    100

                     AAA      Aaa      1,355  New Jersey State Educational Facilities Authority Revenue
                                              Bonds (Princeton University), Series B, 5.125% due 7/01/2019            1,348

                     AAA      Aaa     10,000  New Jersey State Higher Education Assistance Authority,
                                              Student Loan Revenue Bonds, AMT, Series A, 5.30% due
                                              6/01/2017 (a)                                                          10,096

                                              New Jersey State Housing and Mortgage Finance Agency,
                                              Home Buyer Revenue Bonds, AMT (d):
                     AAA      Aaa      3,150    Series CC, 5.80% due 10/01/2020                                       3,207
                     AAA      Aaa      2,840    Series M, 7% due 10/01/2026                                           2,997

                     AAA      Aaa      2,750  New Jersey State Housing and Mortgage Finance Agency,
                                              M/F Housing Revenue Refunding Bonds, Series A, 6.05% due
                                              11/01/2020 (a)                                                          2,831

                     AAA      Aaa      5,350  New Jersey State Transit Corporation, COP, 6.50% due
                                              10/01/2016 (c)                                                          5,900

                     AAA      Aaa      6,000  New Jersey State Transportation Trust Fund Authority,
                                              Transportation System Revenue Bonds, Series A, 5% due
                                              6/15/2018 (c)                                                           5,911

                     AAA      Aaa      2,500  New Jersey State Turnpike Authority, Turnpike Revenue
                                              Refunding Bonds, Series A, 5.75% due 1/01/2019 (d)                      2,629

                                              Port Authority of New York and New Jersey, Consolidated
                                              Revenue Bonds:
                     AA-      A1       1,000    93rd Series, 6.125% due 6/01/2094                                     1,108
                     AAA      Aaa      4,000    AMT, 97th Series, 6.65% due 1/15/2023 (b)                             4,334

                     AAA      Aaa      3,500  Port Authority of New York and New Jersey, Consolidated
                                              Revenue Refunding Bonds, AMT, 96th Series, 6.60% due
                                              10/01/2023 (b)                                                          3,741

                     AAA      Aaa      4,075  Port Authority of New York and New Jersey, Revenue Bonds,
                                              Trust Receipts, AMT, Class R, Series 10, 7.372% due
                                              1/15/2017 (c)(f)                                                        4,420

                     AAA      Aaa      7,205  Port Authority of New York and New Jersey, Revenue Refunding
                                              Bonds, DRIVERS, AMT, Series 153, 6.128% due 9/15/2012 (b)(f)            7,509

                     A1+      VMIG1++  3,000  Port Authority of New York and New Jersey, Special
                                              Obligation Revenue Refunding Bonds (Versatile Structure
                                              Obligation), VRDN, Series 5, 4.40% due 8/01/2024 (g)                    3,000

                     AAA      Aaa      1,180  South Brunswick Township, New Jersey, Board of Education,
                                              GO, 6.40% due 8/01/2005 (b)(e)                                          1,300

                                              Union County, New Jersey, Utilities Authority, Senior Lease
                                              Revenue Refunding Bonds (Ogden Martin System of Union), AMT,
                                              Series A (a):
                     AAA      Aaa      1,590    5.375% due 6/01/2017                                                  1,614
                     AAA      Aaa      1,670    5.375% due 6/01/2018                                                  1,692

                                              West Windsor--Plainsboro, New Jersey, Regional School District,
                                              GO, Refunding (b):
                     AAA      Aaa      2,500    4.75% due 9/15/2022                                                   2,331
                     AAA      Aaa      2,500    4.75% due 9/15/2023                                                   2,324


Puerto Rico--7.4%    NR*      Aa2      2,110  Puerto Rico Industrial Tourist Educational, Medical and
                                              Environmental Control Facilities Revenue Bonds (Ascension
                                              Health), RIB, Series 377, 7.78% due 11/15/2030 (f)                      2,383

                     AAA      Aaa     11,000  Puerto Rico Public Buildings Authority Revenue Bonds (Government
                                              Facilities), Series B, 5.25% due 7/01/2021 (d)                         11,050


                     Total Investments (Cost--$169,397)--97.5%                                                      176,294

                     Other Assets Less Liabilities--2.5%                                                              4,461
                                                                                                                   --------
                     Net Assets--100.0%                                                                            $180,755
                                                                                                                   ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.


Quality
Profile

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    84.7%
AA/Aa                                       1.9
A/A                                         1.1
BBB/Baa                                     6.1
Other ++                                    3.7

++Temporary investments in short-term municipal securities.



MuniYield New Jersey Insured Fund, Inc., April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$169,396,781)                                   $176,294,203
                    Cash                                                                                         108,238
                    Receivables:
                      Interest                                                             $  2,884,721
                      Securities sold                                                         1,690,941        4,575,662
                                                                                           ------------
                    Prepaid expenses and other assets                                                             29,762
                                                                                                            ------------
                    Total assets                                                                             181,007,865
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                 143,422
                      Investment adviser                                                         72,356          215,778
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        37,105
                                                                                                            ------------
                    Total liabilities                                                                            252,883
                                                                                                            ------------

Net Assets:         Net assets                                                                              $180,754,982
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (2,240 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 56,000,000
                      Common Stock, par value $.10 per share (8,596,287 shares
                      issued and outstanding)                                              $    859,629
                    Paid-in capital in excess of par                                        120,459,466
                    Undistributed investment income--net                                        825,408
                    Accumulated realized capital losses on investments--net                 (2,244,488)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net                                                     (2,042,455)
                    Unrealized appreciation on investments--net                               6,897,422
                                                                                           ------------
                    Total--Equivalent to $14.51 net asset value per share of Common
                    Stock (market price--$14.35)                                                             124,754,982
                                                                                                            ------------
                    Total capital                                                                           $180,754,982
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $  5,068,077
Income:

Expenses:           Investment advisory fees                                               $    449,656
                    Commission fees                                                              75,374
                    Accounting services                                                          48,420
                    Professional fees                                                            41,105
                    Transfer agent fees                                                          20,295
                    Directors' fees and expenses                                                 17,106
                    Printing and shareholder reports                                             15,144
                    Listing fees                                                                 13,260
                    Custodian fees                                                                6,155
                    Pricing fees                                                                  5,089
                    Other                                                                         8,500
                                                                                           ------------
                    Total expenses                                                                               700,104
                                                                                                            ------------
                    Investment income--net                                                                     4,367,973
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,683,855
Unrealized          Change in unrealized appreciation on investments--net                                      2,117,438
Gain on                                                                                                     ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  9,169,266
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            April 30,       October 31,
                    Increase (Decrease) in Net Assets:                                         2001             2000
Operations:         Investment income--net                                                 $  4,367,973     $  8,807,773
                    Realized gain (loss) on investments--net                                  2,683,855      (4,545,008)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          2,117,438        8,959,946
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      9,169,266       13,222,711
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (3,458,907)      (6,937,082)
                      Preferred Stock                                                         (983,607)      (2,163,459)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (4,442,514)      (9,100,541)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends                                                   143,095               --
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,869,847        4,122,170
                    Beginning of period                                                     175,885,135      171,762,965
                                                                                           ------------     ------------
                    End of period*                                                         $180,754,982     $175,885,135
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $    825,408     $    899,949
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield New Jersey Insured Fund, Inc., April 30, 2001


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2001       2000      1999      1998       1997
Per Share           Net asset value, beginning of period              $  13.96   $  13.48  $  15.96  $  15.49   $  15.10
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50       1.03      1.07      1.11       1.13
                    Realized and unrealized gain (loss)
                    on investments--net                                    .56        .51    (2.24)       .49        .38
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.06       1.54    (1.17)      1.60       1.51
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                             (.40)      (.81)     (.88)     (.88)      (.91)
                      Realized gain on investments--net                     --         --        --     (.02)         --
                      In excess of realized gain on
                      investments--net                                      --         --     (.22)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (.40)      (.81)    (1.10)     (.90)      (.91)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                           (.11)      (.25)     (.19)     (.20)      (.21)
                        Realized gain on investments--net                   --         --        --     (.03)         --
                      In excess of realized gain on investments--net        --         --     (.02)       --          --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity             (.11)      (.25)     (.21)     (.23)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  14.51   $  13.96  $  13.48  $  15.96   $  15.49
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.35   $ 13.375  $ 12.625 $   16.75   $15.8125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                   10.32%++     12.80%  (18.97%)    12.13%     13.77%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                 6.88%++     10.27%   (9.20%)     9.07%      8.87%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses***                                   1.13%*      1.11%     1.03%     1.03%      1.04%
Average Net                                                           ========   ========  ========  ========   ========
Assets of           Total investment income--net***                     7.04%*      7.56%     7.07%     7.10%      7.43%
Common Stock:                                                         ========   ========  ========  ========   ========
                    Amount of dividends to Preferred
                    Stock shareholders                                  1.59%*      1.86%     1.24%     1.30%      1.37%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common
                    Stock shareholders                                  5.45%*      5.70%     5.83%     5.80%      6.06%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                       .78%*       .75%      .72%      .72%       .72%
Total Average Net                                                     ========   ========  ========  ========   ========
Assets:***++++      Total investment income--net                        4.86%*      5.10%     4.94%     4.96%      5.12%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders           3.54%*      3.85%     2.87%     3.06%      3.08%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $124,755   $119,885  $115,763 $ 135,578   $129,768
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $ 56,000   $ 56,000  $ 56,000  $ 56,000   $ 56,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.87%     50.65%    61.80%    46.23%     26.16%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,228   $  3,141  $  3,067  $  3,421   $  3,317
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    439   $    966  $    716  $    765   $    771
Per Share On                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Aggregate total investment return.
++++Includes Common and Preferred Stock average net assets.

See Notes to Financial Statements.


MuniYield New Jersey Insured Fund, Inc., April 30, 2001



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MJI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $23,690 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $51,327,221 and $56,754,879 respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

                                   Realized       Unrealized
                                    Gains           Gains

Long-term investments            $  2,667,515    $ 6,897,422
Financial futures contracts            16,340             --
                                 ------------    -----------
Total                            $  2,683,855    $ 6,897,422
                                 ============    ===========


As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $6,897,422, of which $8,806,270 related to appreciated securities and $1,908,848 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $169,396,781.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2001 increased by 9,727 and during the year ended October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2001 was 3.55%.

Shares issued and outstanding during the six months ended April 30, 2001 and for the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $50,043 as commissions.

5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $4,659,000, of which $173,000 expires in 2007 and $4,486,000 expires in 2008. This amount will be available to offset amounts of any future taxable gains.

6. Subsequent Event:
On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069500 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.